                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              William G. Morton, Jr.
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 Frederick B. Whittemore
Warren J. Olsen              DIRECTOR
PRESIDENT AND DIRECTOR       James W. Grisham
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Harold J. Schaaff, Jr.
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
David B. Gill                VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
Graham E. Jones              SECRETARY
DIRECTOR                     James R. Rooney
John A. Levin                TREASURER
DIRECTOR                     Joanna M. Haigney
                             ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003

--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                                  ASIA-PACIFIC
                                   FUND, INC.

                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1995, the Morgan Stanley Asia-Pacific Fund, Inc. had a total return, based on net asset value per share (assuming reinvestment of dividend distributions), of 9.24% compared to its benchmark (as defined following) of 0.87%. (The benchmark for investment performance is the weighted average of the percentage change month-on-month of each of four Morgan Stanley Capital International (MSCI) indices; Japan, Combined Asia Free ex-Japan, Australia, and New Zealand, where the weights are based on the respective market capitalizations of these indices at the beginning of the month.)

JAPAN

    During 1995, the Japanese equity market fluctuated greatly, beginning the first six months with a rapid decline then recovering in the latter half of the year with a remarkable rally to end the year almost flat. The first half was marked by unexpected events such as the Mexican peso crisis, the Great Hanshin Earthquake, bankruptcy of Barings, Sarin subway gas attacks and the unprecedented rise of the yen. Sentiment was greatly affected by the above-mentioned factors and equity market participants questioned Japan's anemic economic recovery with the relentless strength of the yen.

The second half of 1995 saw a reversal of the currency, the Japanese authorities seriously addressing structural reforms as well as a technical rebound from extremely oversold conditions. The greatest impact on the market, in our opinion, was the coordinated currency intervention which occurred from May 31 by the 12 major countries.

In September, Japan cut the ODR to 0.5% (lowest on record and among G-7 nations) and an additional $140 billion stimulus package was announced, while the Bank of Japan increased base money dramatically to 7.7% in November. Additionally, the MOF deregulated overseas investments by Japanese life insurance companies. The result of the actions by Japan as well as the massive currency intervention were reflected in the move from Y80 to Y100 by the end of September.

The stock market, after hitting its lows in July, staged a powerful rally, led by electronic companies and international blue-chip issues. Towards the end of the year, the Daiwa Bank Scandal and the Japan premium associated with the banking sector caused the market to consolidate the rapid gains from mid-summer. In December, some solutions to the "Jusen's" non-performing loans, including the use of public funds, were put forth to the Diet, causing a year-end short squeeze in the depressed bank shares. Thus, in 1995 the stock market was shaped like a classic "V" ending approximately at the same level as it began.

We believe that the yen, stable to weakening over the second half of the year, had a material positive impact on corporate Japan and that private capital expenditure will recover after being flat for the last four years. Private consumption is already showing signs of improvement and we believe real GDP will increase 2.5% or more in fiscal year 1996, higher than most consensus estimates. Moreover, corporate profits should accelerate quarter over quarter and the stock market should also rise in anticipation of these earnings gains. Also, allocation of foreign pension funds to Japanese equities will likely increase while individual investors in Japan will return to the equity market in the current low interest rate environment.

ASIA EX-JAPAN

    The Asian markets as represented by the MSCI Combined Far East Free ex-Japan Index increased by a moderate 6.8% in 1995, which was largely an extension of the correction and consolidation that took place since early 1994 when the liquidity bubble was pricked. The performance, however, paled in comparison with the developed markets, many of which achieved double-digit market appreciation of between 15%-35% in 1995. With the exception of Hong Kong which rose 18%, the Asian markets generally did not benefit from a more benign external economic environment which led to a surge in bond and equity prices in many parts of the world. Portfolio investment flows into Asia in 1995 were down significantly from the 1993/94 level, as funds were attracted to the developed markets led by the U.S. where unexpectedly weak economies and low inflation resulted in significant declines in interest rates. Investors had also largely avoided emerging markets following the Mexico crisis which led to a higher risk premium being attached to countries with weak economic fundamentals.

Hong Kong (+18.2%) emerged as the best performing market in Asia as a result of its currency peg which benefited directly from the U.S. monetary easing. Singapore also performed strongly (+11.0%) because of its strong economic fundamentals and relative valuation attractions. Concerns over overheating, higher inflation and growing external deficits after several years of strong GDP growth had put upward pressure on interest rates in some Asian markets such as Thailand, the Philippines and Malaysia. The subsequent downgrading of earnings growth forecasts caused a sell-off in these markets and resulted in their underperformance. The Taiwanese and Korean markets benefited strongly from a boom in sales of semiconductors, electronics and computer-related products. However, these positive factors were overwhelmed by political concerns which caused stock prices to plummet. Taiwan (-30.2%) was one of the worst performing markets in the world last year as tensions between China and Taiwan escalated following Taiwanese President Lee Teng Hui's high-profile visit to the U.S.

OUTLOOK FOR 1996

    1996 has gotten off to an encouraging start, with many Asian markets recovering strongly from their low levels seen in 1995. The rally was to a large extent triggered by the return of foreign funds. According to Salomon Brothers, U.S. mutual fund cash flows into non-Japan Asia for the first 3 weeks of 1996 have already exceeded the total inflow for the whole of 1995.

We expect the Asian markets to revert to their secular growth rate of between 15%-20% in 1996 after two years of correction and below trend performance. While a moderate slowdown in economic growth is expected in 1996 (from 7.5% to 7.1%), the Asian economies are generally in better shape than they were last year. With cyclical pressure beginning to unwind in many Asian countries, inflation should ease from an estimated 7% in 1995 to slightly below 6% in 1996. This should give rise to less restrictive monetary policies and make interest rate cuts possible. While lower U.S. interest rates will support liquidity flows into Asia, attractive equity valuations should lend further credence to the Asian story.

Politics is likely to be the major concern for 1996. Tensions between China and Taiwan could build up again ahead of Taiwan's first ever presidential election in March, although the prospect for a major military confrontation seems remote. In South Korea, uncertainties ahead of the National Assembly elections scheduled for April do not augur well for the stock market.

As the largest and most liquid Asian market with modest equity valuation, we expect Hong Kong to continue to do well in 1996. The market is underpinned by a favorable interest rate trend, the bottoming of the economic and real estate cycle. The expected relaxation of China's austerity program should benefit Hong Kong further. Singapore should continue to attract its fair share of international fund flows given its robust economy and currency attraction. We remain very selective in Malaysia, Thailand, Indonesia and the Philippines where economic and interest rate risks are relatively higher. Their overall market risk reward profile has deteriorated following their recent strong showings. Their relative attraction should improve once their economic imbalance is contained. Elsewhere, Taiwan and South Korea have borne the brunt of political tensions last year. As these markets are trading near their respective historical low multiples, we expect a significant rebound from the current low levels once they get over the height of the political uncertainties.

Sincerely,

 [SIGNATURE]

Barton M. Biggs
CHAIRMAN

[SIGNATURE]

Ean Wah Chin
SENIOR PORTFOLIO MANAGER

February 9, 1996

Morgan Stanley Asia-Pacific Fund, Inc.
Investment Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                     TOTAL RETURN (%)
                       ----------------------------------------------------------------------------

                           MARKET VALUE (1)        NET ASSET VALUE (2)          INDEX (1)(3)**
                       ------------------------  ------------------------  ------------------------
                                      AVERAGE                   AVERAGE                   AVERAGE
                        CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                       ------------------------  ------------------------  ------------------------
ONE YEAR                     9.38%        9.38%        9.24%        9.24%        0.87%        0.87%
SINCE INCEPTION*            -4.53        -3.22         2.75         1.94        -2.76        -1.96

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:      1994*      1995
Net Asset Value Per Share       $13.20     $14.34
Market Value Per Share          $12.25     $13.33
Premium/(Discount)               -7.2%      -7.0%
Income Dividends                 $0.04      $0.05
Capital Gains Distributions      $0.01      $0.02
Fund Total Return (2)           -5.94%      9.24%
Index Total Return (1)(3)
**                              -5.90%      0.87%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The benchmark for investment performance is the weighted average of the percentage change month-on-month of each of four Morgan Stanley Capital International (MSCI) indices; Japan, Combined Asia Free ex-Japan, Australia, and New Zealand, where the weights are based on the respective market capitalizations of these indices at the beginning of the month.

 * The Fund commenced operations on August 2, 1994.

 ** Unaudited.

Morgan Stanley Asia-Pacific Fund, Inc.
Portfolio Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities             97.8%
Short-Term Imvestments         2.2%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                           30.3%
Electrical & Electronics        12.6%
Real Estate                     10.5%
Banking                         10.2%
Machinery & Engineering          7.4%
Telecommunications               6.5%
Multi-Industry                   6.4%
Chemicals                        4.8%
Financial Services               4.1%
Construction & Housing           4.1%
Utilities - Electrical &
Gas                              3.1%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan             40.4%
Hong Kong         13.0%
Australia          8.3%
Malaysia           7.4%
Singapore          6.4%
Thailand           6.2%
India              4.7%
Indonesia          3.2%
Philippines        2.8%
Korea              2.4%
China              0.6%
Other              4.6%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
                                             PERCENT OF NET
                                                 ASSETS
                                             ---------------
       1.  Western Mining Corp.                       2.1%
       2.  HSBC Holdings plc                          1.9
       3.  Broken Hill Proprietary Co. Ltd.           1.8
       4.  Toshiba Corp.                              1.7
       5.  Lend Lease Corp. Ltd.                      1.6
       6.  Cheung Kong (Holdings) Ltd.                1.6

                                             PERCENT OF NET
                                                 ASSETS
                                             ---------------
       7.  Hutchison Whampoa Ltd.                     1.6%
       8.  National Australia Bank Ltd.               1.5
       9.  Hitachi Ltd.                               1.4
      10.  New World Development Co. Ltd.             1.2
                                                      ---
                                                     16.4%
                                                      ---
                                                      ---

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1995

                                                                     VALUE
                                                   SHARES            (000)
-----------------------------------------------------------------
-------------
COMMON STOCKS (95.1%)
(Unless otherwise noted)
--------------------------------------------------
----------
AUSTRALIA (8.3%)
BANKING
  National Australia Bank Ltd.                  1,284,614   U.S.$   11,553
                                                            --------------
BROADCASTING & PUBLISHING
  News Corp. Ltd.                               1,407,884            7,513
  News Corp. Ltd. (Preferred)                       3,414               16
                                                            --------------
                                                                     7,529
                                                            --------------
ENERGY SOURCES
  Broken Hill Proprietary Co. Ltd.                980,127           13,841
                                                            --------------
METALS -- NON-FERROUS
  Western Mining Corp. Ltd.                     2,544,750           16,342
                                                            --------------
REAL ESTATE
  Lend Lease Corp. Ltd.                           850,647           12,329
                                                            --------------
TRANSPORTATION -- AIRLINES
  Qantas Airways Ltd.                           1,188,076            1,978
                                                            --------------
                                                                    63,572
                                                            --------------
-----------------------------------------------------------------
-------------
CHINA (0.6%)
AUTOMOBILES
  +Shenzen North Jianshe Motorcycle `B'         3,090,300            1,279
                                                            --------------
CHEMICALS
  +Jilin Chemical Industrial Co. Ltd. ADR `H'      68,000            1,462
                                                            --------------
MACHINERY & ENGINEERING
  Harbin Power Equipment Co. Ltd. `H'         286,000                   42
                                                            --------------
TEXTILES & APPAREL
  Shenzhen Yizheng Chemical Fibre Co.
    Ltd. `H'                                    3,558,000              801
                                                            --------------
UTILITIES -- ELECTRICAL & GAS
  Shandong Huaneng Power Co. Ltd. ADR        132,000                   891
                                                            --------------
                                                                     4,475
                                                            --------------
-----------------------------------------------------------------
-------------
HONG KONG (13.0%)
BANKING
  HSBC Holdings plc                               945,148           14,301
                                                            --------------
CONSTRUCTION & HOUSING
  +New World Infrastructure Ltd.                    4,666                9
                                                            --------------
FINANCIAL SERVICES
  Peregrine Investment Holdings                   142,000              184
                                                            --------------
FOOD & HOUSEHOLD PRODUCTS
  Charoen Pokphand Co. Ltd.                     1,076,000              431
                                                            --------------
MULTI-INDUSTRY
  Citic Pacific Ltd.                            1,299,000            4,443
  Guangdong Investments Ltd.                   12,300,000            7,397
  Hutchison Whampoa Ltd.                        2,000,000           12,182
  Swire Pacific Ltd. 'A'                          950,000            7,371
                                                            --------------
                                                                    31,393
                                                            --------------
-----------------------------------------------------------------
-------------

                                                                     VALUE
                                                   SHARES            (000)

---------------------------------------------------------
------------
REAL ESTATE
  Cheung Kong (Holdings) Ltd.                   2,000,000   U.S.$   12,182
  Hopewell Holdings                             9,500,000            5,467
  New World Development Co. Ltd.                2,285,000            9,959
  Sun Hung Kai Properties Ltd.                  1,000,000            8,180
  Wharf (Holdings) Ltd.                           390,000            1,299
                                                            --------------
                                                                    37,087
                                                            --------------
TELECOMMUNICATIONS
  Hong Kong Telecom Ltd.                        4,300,000            7,674
                                                            --------------
UTILITIES -- ELECTRICAL & GAS
  China Light & Power Co. Ltd.                  1,900,000            8,747
                                                            --------------
                                                                    99,826
                                                            --------------
-----------------------------------------------------------------
-------------
INDIA (4.4%)
APPLIANCES & HOUSEHOLD DURABLES
  Philips India Ltd.                              138,300              606
                                                            --------------
AUTOMOBILES
  Apollo Tyres Ltd.                               135,150              526
  ***+Apollo Tyres Ltd. (Rights)                      248               --
  ***+Apollo Tyres Ltd. (Warrants)
    expiring, 2/15/96                               2,608                3
  Autolec Industries                              152,800              437
  Autolite Ltd.                                    72,100              381
  Escorts Ltd.                                    101,250              245
  Hero Honda                                       25,000              163
  Jay Bharat Maruti                                53,200               83
  Lumax Automatic Parts Industries                 46,400              162
  Nippondenso India Ltd.                            4,800               12
  Rico Auto Industries Ltd.                        82,000              275
  Sona Steering System                             92,500              211
  Tata Engineering & Locomotive                     2,490               27
                                                            --------------
                                                                     2,525
                                                            --------------
BANKING
  State Bank of India                             779,200            4,394
                                                            --------------
BEVERAGES & TOBACCO
  ITC Ltd.                                         99,200              706
  United Breweries                                249,100              223
                                                            --------------
                                                                       929
                                                            --------------
BUILDING MATERIALS & COMPONENTS
  Associated Cement Co. Ltd.                       14,555            1,187
  Murudeshwar Ceramics Ltd.                        46,000              141
  ***+Murudeshwar Ceramics Ltd. (Rights)           32,200                2
  +Saurashtra Cement & Chemicals `B'            26,200                  47
                                                            --------------
                                                                     1,377
                                                            --------------
CHEMICALS
  #Gujarat Narmada Valley Fertilizers GDR       275,000              1,750
  Indian Dyestuff Industries Ltd.                 304,250              251
  Indian Organic Chemical Ltd.                    275,500              270
  Jaysynth Dyechem Ltd.                           145,800              381
                                                            --------------
                                                                     2,652
                                                            --------------
CONSTRUCTION & HOUSING
  Larsen & Toubro                                     400                3
                                                            --------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
INDIA (CONTINUED)
ELECTRICAL & ELECTRONICS
  BPL Ltd.                                        123,300   U.S.$      259
  Rolta India Ltd.                              1,000,000              626
                                                            --------------
                                                                       885
                                                            --------------
ENERGY EQUIPMENT & SERVICES
  Bharat Heavy Electricals                        858,200            2,148
  Crompton Greaves Ltd.                           311,530            1,772
  Esab India Ltd.                                 307,900              499
                                                            --------------
                                                                     4,419
                                                            --------------
FINANCIAL SERVICES
  Housing Development Finance Corp.                33,410            2,570
                                                            --------------
FOREST PRODUCTS & PAPER
  Ballarpur Industries Ltd.                       204,964            1,090
  +J.K. Corp. Ltd. GDR                             61,140              206
  #+J.K. Corp. Ltd. GDR                           249,240              841
                                                            --------------
                                                                     2,137
                                                            --------------
HEALTH & PERSONAL CARE
  Sol Pharma                                        2,000                5
                                                            --------------
MACHINERY & ENGINEERING
  Artson Engineering Ltd.                         235,600              196
                                                            --------------
METALS -- NON-FERROUS
  Hindalco Industries Ltd.                          5,000              131
                                                            --------------
METALS -- STEEL
  Special Steels Ltd.                              59,100              129
  ***+Special Steels Ltd. (Rights)                  2,990               --
  Tata Iron & Steel Co. Ltd.                      176,145              997
                                                            --------------
                                                                     1,126
                                                            --------------
MISCELLANEOUS MATERIALS & COMMODITIES
  Cosmo Films Ltd.                                175,000              518
  Essel Packaging Ltd.                            116,750              617
  Polyplex Ltd.                                   225,000              467
                                                            --------------
                                                                     1,602
                                                            --------------
MULTI-INDUSTRY
  Bajaj Hindustan Ltd.                             21,000               48
  *+Container Corp. of India                      910,000            2,031
  EID Parry Ltd.                                   64,300              190
  UTI Mastershares Ltd.                         1,883,700              727
  +UTI Mastershares Ltd. -- New                   377,480              145
  @+Morgan Stanley-Growth Fund                  3,000,000              512
  VXL Ltd.                                        743,000              686
                                                            --------------
                                                                     4,339
                                                            --------------
TELECOMMUNICATIONS
  Infosys Technology Ltd.                           9,600              111
  Mahanagar Telephone Nigam                       572,000            2,391
  Videsh Sanchar Nigam Ltd.                        10,000              236
                                                            --------------
                                                                     2,738
                                                            --------------
TEXTILES & APPAREL
  Coates of India Ltd.                             56,750              347
  G.T.N. Textiles Ltd.                             87,500              267
  Indo Rama Synthetics                            154,500              154
  +J.K. Synthetics Ltd.                           187,900              131
  +Morajee Goculdas Spinning                      125,000              579
  +Viniyoga Clothes Ltd.                          486,600              180
                                                            --------------
                                                                     1,658
                                                            --------------
                                                                    34,292
                                                            --------------
-----------------------------------------------------------------
-------------
                                                                     VALUE
                                                   SHARES            (000)

---------------------------------------------------------
------------
INDONESIA (3.2%)
BUILDING MATERIALS & COMPONENTS
  **Indocement Tunggal Perkasa (Foreign)          120,000   U.S.$      403
  **Semen Gresik (Foreign)                        587,000            1,643
                                                            --------------
                                                                     2,046
                                                            --------------
CHEMICALS
  **Sorini Corp. (Foreign)                        600,000            2,913
                                                            --------------
FOOD & HOUSEHOLD PRODUCTS
  **Mayora Indah (Foreign)                         27,000               19
                                                            --------------
FOREST PRODUCTS & PAPER
  **Barito Pacific Timber (Foreign)             1,043,000              764
                                                            --------------
HEALTH & PERSONAL CARE
  **Kalbe Farma (Foreign)                         883,500            2,995
                                                            --------------
MACHINERY & ENGINEERING
  **United Tractors (Foreign)                     716,500            1,348
                                                            --------------
MISCELLANEOUS MATERIALS & COMMODITIES
  **Charoen Pokphand Indonesia (Foreign)        2,510,000            5,105
                                                            --------------
REAL ESTATE
  **Duta Pertiwi Property (Foreign)               280,000              285
                                                            --------------
RECREATION, OTHER CONSUMER GOODS
  **Asiana IMI Industries (Foreign)               360,000              189
                                                            --------------
TELECOMMUNICATIONS
  **Indosat (Foreign)                           1,810,000            6,570
  **+Telekomunikasi Indonesia (Foreign)         1,746,500            2,291
                                                            --------------
                                                                     8,861
                                                            --------------
                                                                    24,525
                                                            --------------
-----------------------------------------------------------------
-------------
JAPAN (40.4%)
AEROSPACE & MILITARY TECHNOLOGY
  Mitsubishi Heavy Industries Ltd.              1,220,000            9,725
                                                            --------------
AUTOMOBILES
  Asahi Tec Corp.                                 360,000            2,392
  Kansei Corp.                                    170,000            1,376
  Nissan Motor Co.                                900,000            6,912
  Suzuki Motor Co. Ltd.                           660,000            7,351
                                                            --------------
                                                                    18,031
                                                            --------------
BUILDING MATERIALS & COMPONENTS
  Sangetsu Co. Ltd.                               100,000            2,518
  Sanwa Shutter Corp. Ltd.                         48,000              348
  +Sanwa Shutter Corp. Ltd. (Warrants),
    expiring 1/20/98                                1,400              315
                                                            --------------
                                                                     3,181
                                                            --------------
BUSINESS & PUBLIC SERVICES
  Dai Nippon Printing Co. Ltd.                    280,000            4,746
                                                            --------------
CHEMICALS
  Daicel Chemical Industries                      750,000            4,264
  Fuji Photo Film Ltd.                            160,000            4,618
  Kaneka Corp.                                    999,000            6,299
  Nifco                                           283,000            3,700
  Okura Industrial Co. Ltd.                       434,000            2,963
  Sekisui Chemical Co.                            520,000            7,655
                                                            --------------
                                                                    29,499
                                                            --------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
JAPAN (CONTINUED)
CONSTRUCTION & HOUSING
  Kyudenko Co. Ltd.                               349,000   U.S.$    4,597
  Matsui Construction                             171,000            1,332
  Nishio Rent All Co.                             111,000            2,559
  +Nishio Rent All Co. (Warrants),
    expiring 2/20/98                                1,055              593
  Ohbayashi Corp.                                 320,000            2,542
  Taisei Corp. Ltd.                             1,240,000            8,275
  Takasago Thermal Engineering                    109,000            1,953
  Yahagi Construction                             238,000            2,015
                                                            --------------
                                                                    23,866
                                                            --------------
ELECTRICAL & ELECTRONICS
  Canon Inc.                                      180,000            3,260
  Hitachi Ltd.                                  1,085,000           10,929
  Kyocera Corp.                                    40,000            2,971
  +Kyocera Corp. (Warrants), expiring
    1/23/98                                         1,450            1,858
  Matsushita Communication Industries             191,000            4,440
  Matsushita Electric Industries Ltd.             555,000            9,031
  NEC Corp.                                       775,000            9,458
  Nintendo Ltd.                                   115,000            8,743
  Ricoh Co. Ltd.                                  700,000            7,661
  Sony Corp.                                      140,000            8,394
  Stanley Electric Co.                            750,000            4,504
  Tokyo Electron Ltd.                             175,000            6,780
  Toshiba Corp.                                 1,630,000           12,772
                                                            --------------
                                                                    90,801
                                                            --------------
ELECTRONIC COMPONENTS & INSTRUMENTS
  Mitsumi Electric Co. Ltd.                       388,000            9,357
  Nitto Denko Corp.                               182,000            2,820
  TDK Corp.                                       135,000            6,890
                                                            --------------
                                                                    19,067
                                                            --------------
FINANCIAL SERVICES
  Hitachi Credit Corp.                            118,000            2,137
  Nikko Securities Co.                            700,000            9,017
  Nomura Securities Co.                           335,000            7,300
  Sumitomo Lease                                  102,000              524
                                                            --------------
                                                                    18,978
                                                            --------------
HEALTH & PERSONAL CARE
  Sankyo Co. Ltd.                                 217,000            4,876
  Santen Pharmaceutical Co.                        55,000            1,246
  Secom Co.                                        94,000            6,537
  Yamanouchi Pharmaceutical Co.                   240,000            5,160
                                                            --------------
                                                                    17,819
                                                            --------------
INSURANCE
  Nichido Fire & Marine Insurance Co.             205,000            1,648
  Sumitomo Marine & Fire                          600,000            4,928
                                                            --------------
                                                                     6,576
                                                            --------------
MACHINERY & ENGINEERING
  Amada Co. Ltd.                                  500,000            4,939
  Daifuku                                         450,000            6,363
  Daikin Kogyo Co.                                600,000            5,869
  Fuji Machine Co.                                256,000            9,174
  Kurita Water Industries                         136,000            3,622
  Teijin Seiki Co.                                431,000            2,212
  Tsubakimoto Chain                               817,000            4,914
                                                            --------------
                                                                    37,093
                                                            --------------
-----------------------------------------------------------------
-------------
                                                                     VALUE
                                                   SHARES            (000)

---------------------------------------------------------
------------
REAL ESTATE
  Daibiru Corp.                                   308,000   U.S.$    3,490
  Keihanshin Real Estate Co.                      205,000            1,571
  Mitsubishi Real Estate Co. Ltd.                 470,000            5,872
                                                            --------------
                                                                    10,933
                                                            --------------
TELECOMMUNICATIONS
  Nippon Telephone & Telegraph                        612            4,949
                                                            --------------
TEXTILES & APPAREL
  Japan Vilene Co. Ltd.                           304,000            1,917
                                                            --------------
TRANSPORTATION -- ROAD & RAIL
  Nippon Konpo Unyu Soko                          295,000            2,514
                                                            --------------
WHOLESALE & INTERNATIONAL TRADE
  FamilyMart                                      147,300            6,648
  Inabata & Co.                                   249,000            1,760
  Ito Yokado Co. Ltd.                              42,000            2,587
                                                            --------------
                                                                    10,995
                                                            --------------
                                                                   310,690
                                                            --------------
-----------------------------------------------------------------
-------------
KOREA (2.4%)
APPLIANCES & HOUSEHOLD PRODUCTS
  +Samsung Electronics Co. (Foreign)               33,560            6,100
  +Samsung Electronics Co. (2nd Issue)
    (Foreign)                                         499               91
  +Samsung Electronics Co. -- New
    (Foreign)                                       6,642            1,199
                                                            --------------
                                                                     7,390
                                                            --------------
CONSTRUCTION & HOUSING
  **Hyundai Engineering (Foreign)                 124,440            5,711
  +Hyundai Engineering (Rights),
    expiring 1/1/96                                 8,523              391
                                                            --------------
                                                                     6,102
                                                            --------------
METALS -- STEEL
  Pohang Iron & Steel ADR                          43,500              952
                                                            --------------
UTILITIES -- ELECTRICAL & GAS
  **Korea Electric Power (Foreign)                 93,920            4,027
                                                            --------------
                                                                    18,471
                                                            --------------
-----------------------------------------------------------------
-------------
MALAYSIA (7.4%)
BANKING
  Malayan Banking Bhd                           1,127,000            9,496
                                                            --------------
LEISURE & TOURISM
  Genting Bhd                                     513,000            4,282
  Resorts World Bhd                               768,000            4,113
                                                            --------------
                                                                     8,395
                                                            --------------
MACHINERY & ENGINEERING
  United Engineers, Ltd.                        1,369,000            8,733
                                                            --------------
MULTI-INDUSTRY
  Renong Bhd                                    5,468,000            8,095
                                                            --------------
REAL ESTATE
  Bandar Raya Developments Bhd                  1,640,000            2,338
                                                            --------------
TELECOMMUNICATIONS
  +Technology Resources Industries Bhd          1,444,000            4,264
  Telekom Malaysia Bhd                            989,000            7,710
                                                            --------------
                                                                    11,974
                                                            --------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                                     VALUE
                                                   SHARES            (000)
---------------------------------------------------------
------------
MALAYSIA (CONTINUED)
UTILITIES -- ELECTRICAL & GAS
  +Petronas Gas Bhd                               200,000   U.S.$      681
  Tenaga Nasional Bhd                           1,920,000            7,560
                                                            --------------
                                                                     8,241
                                                            --------------
                                                                    57,272
                                                            --------------
-----------------------------------------------------------------
-------------
PHILIPPINES (2.8%)
BANKING
  +Philippine National Bank                        53,380              590
                                                            --------------
BEVERAGES & TOBACCO
  San Miguel Corp. 'B'                            260,000              887
                                                            --------------
CONSTRUCTION & HOUSING
  +DMCI Holdings, Inc.                          4,947,000            1,773
                                                            --------------
ENERGY SOURCES
  Petron Corp.                                  7,127,500            3,668
                                                            --------------
MULTI-INDUSTRY
  Ayala Corp. 'B'                                 205,800              251
  JG Summit Holdings 'B'                        5,500,000            1,510
                                                            --------------
                                                                     1,761
                                                            --------------
REAL ESTATE
  Ayala Land, Inc. 'B'                          2,265,750            2,764
  +C&P Homes, Inc.                              2,963,600            2,175
  +SM Prime Holdings, Inc.                      8,031,400            2,296
                                                            --------------
                                                                     7,235
                                                            --------------
TELECOMMUNICATIONS
  Philippine Long Distance Telephone 'B'           55,650            3,023
                                                            --------------
UTILITIES -- ELECTRICAL & GAS
  Manila Electric Co. 'B'                         285,270            2,327
                                                            --------------
                                                                    21,264
                                                            --------------
-----------------------------------------------------------------
-------------
SINGAPORE (6.4%)
BANKING
  Development Bank of Singapore
    (Foreign)                                     448,000            5,574
  Oversea-Chinese Banking Corp.
    (Foreign)                                     480,000            6,006
  United Overseas Bank (Foreign)                  979,200            9,415
                                                            --------------
                                                                    20,995
                                                            --------------
BEVERAGES & TOBACCO
  Fraser & Neave                                  182,000            2,316
                                                            --------------
BROADCASTING & PUBLISHING
  Singapore Press Holdings (Foreign)              120,000            2,121
                                                            --------------
ELECTRICAL & ELECTRONICS
  Acma Ltd.                                       284,400              945
                                                            --------------
MACHINERY & ENGINEERING
  Keppel Corp.                                    878,000            7,821
  Sembawang Shipyards                             250,000            1,388
                                                            --------------
                                                                     9,209
                                                            --------------
MULTI-INDUSTRY
  Singapore Technologies Industrial
    Corp.                                       1,534,000            3,470
                                                            --------------
REAL ESTATE
  City Developments Ltd.                          888,000            6,466
  DBS Land Ltd.                                 1,153,000            3,896
                                                            --------------
                                                                    10,362
                                                            --------------
                                                                    49,418
                                                            --------------
-----------------------------------------------------------------
-------------
                                                                     VALUE
                                                   SHARES            (000)

---------------------------------------------------------
------------
THAILAND (6.2%)
BANKING
  Bangkok Bank Ltd. (Foreign)                     460,000   U.S.$    5,588
  Siam Commercial Bank Co., Ltd.
    (Foreign)                                     410,000            5,404
  Thai Farmers Bank Ltd. (Foreign)                599,000            6,040
                                                            --------------
                                                                    17,032
                                                            --------------
BUILDING MATERIALS & COMPONENTS
  Siam Cement Co., Ltd. (Foreign)                  48,700            2,699
                                                            --------------
ELECTRICAL & ELECTRONICS
  Shinawatra Computer Co. Ltd. (Foreign)          186,800            4,598
                                                            --------------
FINANCIAL SERVICES
  Finance One Co., Ltd. (Foreign)                 223,827            1,555
  National Finance & Securities Co.,
    Ltd. (Foreign)                                649,000            3,478
  Phatra Thanakit Co., Ltd. (Foreign)             513,135            4,400
  Phatra Thanakit Co., Ltd. (Local)                    65               --
                                                            --------------
                                                                     9,433
                                                            --------------
MISCELLANEOUS MATERIALS & COMMODITIES
  Charoen Pokphand Feedmill Co., Ltd.
    (Local)                                       668,000            3,129
                                                            --------------
TELECOMMUNICATIONS
  Advanced Information Services Co.,
    Ltd. (Foreign)                                127,100            2,251
  +TelecomAsia Corp. Ltd. (Foreign)               920,000            2,812
  +Thai Telephone and Telecommunications
    Co. (Foreign)                                 530,000            3,808
  **United Communication Industry
    (Foreign)                                     175,000            2,237
                                                            --------------
                                                                    11,108
                                                            --------------
                                                                    47,999
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL COMMON STOCKS
  (Cost U.S. $728,007)                                             731,804
                                                            --------------
-----------------------------------------------------------------
-------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
---------------------------------------------------------
------------
SHORT TERM INVESTMENT (1.8%)
---------------------------------------------------------
------------
UNITED STATES (1.8%)
REPURCHASE AGREEMENT
  Chase Manhattan Bank N.A., 5.35%,
   dated 12/29/95, due 1/2/96, to be
   repurchased at U.S.$13,467
   collateralized by U.S.$12,815 United
   States Treasury Notes 6.875%, due
   8/31/99, valued at U.S. $13,728
  (Cost U.S.$13,459)                      U.S.$    13,459           13,459
                                                            --------------
-----------------------------------------------------------------
-------------
FOREIGN CURRENCY ON DEPOSIT
   WITH CUSTODIAN (0.3%)
  Hong Kong Dollar                         HKD      2,177              282
  Indian Rupee                            INR      69,814            1,985
  Indonesian Rupiah                       IDR      141,831              62
  Japanese Yen                            JPY       35,351             343
                                                            --------------
  (Cost U.S. $2,867)                                                 2,672
                                                            --------------
-----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (97.2%)
  (Cost U.S. $744,333)                                             747,935
                                                            --------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                   AMOUNT           AMOUNT
                                                    (000)            (000)
---------------------------------------------------------
------------
OTHER ASSETS (3.4%)
  Net Unrealized Gain on Forward Foreign
    Currency Contracts                    U.S.$    24,656
  Dividends Receivable                              1,033
  Receivable for Investments Sold                     452
  Deferred Organization Costs                          40
  Foreign Withholding Tax Reclaim
    Receivable                                         32
  Interest Receivable                                   6
  Other Assets                                         57   U.S.$   26,276
                                          ---------------   --------------
-----------------------------------------------------------------
-------------
LIABILITIES (-0.6%)
  Deferred Indian Taxes                                               (129)
  Payable for:
    Dividends Declared                             (2,731)
    Investments Purchased                            (844)
    Investment Advisory Fees                         (626)
    Custodian Fees                                   (115)
    Professional Fees                                 (81)
    Administrative Fees                               (63)
    Shareholder Reporting Expenses                    (39)
    Directors' Fees and Expenses                      (22)
  Other Liabilities                                  (147)          (4,668)
                                          ---------------   --------------
-----------------------------------------------------------------
-------------
NET ASSETS (100.0%)
  Applicable to 53,654,508 issued and outstanding U.S.
    $.01 par value shares (100,000,000 shares authorized)   U.S.$  769,414
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
NET ASSET VALUE PER SHARE                                   U.S.$    14.34
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------
AT DECEMBER 31, 1995, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------
  Common Stock                                              U.S.$      537
  Capital Surplus                                                  754,268
  Distributions in Excess of Net
    Investment Income                                                 (133)
  Accumulated Net Realized Loss                                    (13,375)
  Unrealized Appreciation on Investments and Foreign
    Currency Translations (net of accrual for foreign tax
    of U.S.$129 on unrealized appreciation)                         28,117
-----------------------------------------------------------------
-------------
TOTAL NET ASSETS                                            U.S.$  769,414
                                                            --------------
                                                            --------------
-----------------------------------------------------------------
-------------

   + -- Non-income producing.

  @ -- The Fund is advised by an affiliate.

   * -- Security valued at cost -- see note A-1 to financial statements.

  ** -- Securities (totaling U.S.$43,890 or 5.7% of net assets at December 31,
       1995) valued at fair value -- see note A-1 to financial statements.

 *** -- Security valued at fair value as determined based on the market value of the underlying security less subscription costs.

  # -- 144A security -- certain conditions for public sale may exist.

ADR -- American Depositary Receipt.

GDR -- Global Depositary Receipt.

Note: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created and offered for investment. The "local" and "foreign" shares' market values may vary.

---------------------------------------------
---------
DECEMBER 31, 1995 EXCHANGE RATES:
----------------------------------------------------
AUD  Australian Dollar             1.345 = U.S.$1.00
HKD  Hong Kong Dollar              7.733 = U.S.$1.00
INR  Indian Rupee                 35.165 = U.S.$1.00
IDR  Indonesian Rupiah         2,286.500 = U.S.$1.00
JPY  Japanese Yen                103.250 = U.S.$1.00
KRW  Korean Won                  775.750 = U.S.$1.00
MYR  Malaysian Ringgit             2.540 = U.S.$1.00
PHP  Philippine Peso              26.230 = U.S.$1.00
SGD  Singapore Dollar              1.415 = U.S.$1.00
THB  Thai Baht                    25.190 = U.S.$1.00
----------------------------------------------------
-------------
FORWARD FOREIGN CURRENCY CONTRACT INFORMATION:
  Under the terms of forward foreign currency
    contracts open at December 31, 1995, the Fund is
    obligated to deliver foreign currency in
    exchange for U.S. dollars as indicated below:

  CURRENCY                                IN          NET
     TO                                EXCHANGE   UNREALIZED
  DELIVER       VALUE     SETTLEMENT     FOR         GAIN
   (000)        (000)        DATE       (000)        (000)
------------  ----------  ----------  ----------  -----------
    JPY
 12,912,750   U.S.$125,344  1/17/96   U.S.$150,000 U.S.$24,656

    The accompanying notes are an integral part of the financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1995 (UNAUDITED)

                                                        PERCENT
                                                 VALUE   OF NET
INDUSTRY                                         (000)   ASSETS
---------------------------------------------------------------
------------
Aerospace & Military Technology           U.S.$  9,725       1.3%
Appliances & Household Durables                  7,996       1.0
Automobiles                                     21,835       2.8
Banking                                         78,361      10.2
Beverages & Tobacco                              4,132       0.5
Broadcasting & Publishing                        9,650       1.3
Building Materials & Components                  9,256       1.2
Business & Public Services                       4,746       0.6
Chemicals                                       36,573       4.8
Construction & Housing                          31,753       4.1
Electrical & Electronics                        97,229      12.6
Electronic Components & Instruments             19,067       2.5
Energy Equipment & Services                      4,419       0.6
Energy Sources                                  17,509       2.3
Financial Services                              31,165       4.1
Food & Household Products                          450       0.1
Forest Products & Paper                          2,901       0.4
Health & Personal Care                          20,819       2.7
Insurance                                        6,576       0.9
Leisure & Tourism                                8,395       1.1
Machinery & Engineering                         56,621       7.4
Metals -- Non-Ferrous                           16,473       2.1
Metals -- Steel                                  2,078       0.3
Miscellaneous Materials & Commodities            9,836       1.1
Multi-Industry                                  49,058       6.4
Real Estate                                     80,569      10.5
Recreation, Other Consumer Goods                   189       0.0
Telecommunications                              50,327       6.5
Textiles & Apparel                               4,376       0.6
Transportation -- Airlines                       1,978       0.3
Transportation -- Road & Rail                    2,514       0.3
Utilities-Electrical & Gas                      24,233       3.1
Wholesale & International Trade                 10,995       1.4
Other                                           16,131       2.1
                                          ------------  -------
                                          U.S.$747,935      97.2%
                                          ------------  -------
                                          ------------  -------
---------------------------------------------------------
------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY -- DECEMBER 31, 1995 (UNAUDITED)

                                                        PERCENT
                                                 VALUE  OF NET
COUNTRY                                          (000)  ASSETS
---------------------------------------------------------------
------------
Australia                                 U.S.$ 63,572       8.3%
China                                            4,475       0.6
Hong Kong                                      100,108      13.0
India                                           36,277       4.7
Indonesia                                       24,587       3.2
Japan                                          311,033      40.4
Korea                                           18,471       2.4
Malaysia                                        57,272       7.4
Philippines                                     21,264       2.8
Singapore                                       49,418       6.4
Thailand                                        47,999       6.2
United States (short term investments)       13,459          1.8
                                          ------------  -------
                                          U.S.$747,935      97.2%
                                          ------------  -------
                                          ------------  -------
---------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 1995
STATEMENT OF OPERATIONS                                                                             (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...............................................................................    U.S.$ 12,562
    Interest................................................................................             991
    Less: Foreign Taxes Withheld............................................................          (1,241)
---------------------------------------------------------------------------------------------------------------
      Total Income..........................................................................          12,312
---------------------------------------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees................................................................           7,102
    Custodian Fees..........................................................................           1,084
    Administrative Fees.....................................................................             715
    Transfer Agent Fees.....................................................................             295
    Professional Fees.......................................................................             185
    Directors' Fees and Expenses............................................................             101
    Shareholder Reporting Expenses..........................................................              56
    Other Expenses..........................................................................             180
---------------------------------------------------------------------------------------------------------------
      Total Expenses........................................................................           9,718
---------------------------------------------------------------------------------------------------------------
          Net Investment Income.............................................................           2,594
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold (net of Indian tax of U.S.$2 on net realized gains)..........         (10,426)
    Foreign Currency Transactions...........................................................             113
---------------------------------------------------------------------------------------------------------------
          Net Realized Loss.................................................................         (10,313)
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Investments.............................................................................          48,263
    Foreign Currency Translations...........................................................          24,447
---------------------------------------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation....................................          72,710
---------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation..................          62,397
---------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................    U.S.$ 64,991
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                                                                             PERIOD FROM
                                                                           AUGUST 2, 1994*
                                                                                 TO              YEAR ENDED
                                                                          DECEMBER 31, 1994   DECEMBER 31, 1995
STATEMENT OF CHANGES IN NET ASSETS                                              (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income...............................................    U.S.$  2,758        U.S.$  2,594
    Net Realized Loss...................................................          (1,824)            (10,313)
    Change in Unrealized Appreciation/Depreciation......................         (44,593)             72,710
---------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations.....         (43,659)             64,991
---------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...............................................          (2,404)             (2,598)
    In Excess of Net Investment Income..................................              --                (133)
    In Excess of Net Realized Gain......................................            (419)             (1,169)
---------------------------------------------------------------------------------------------------------------
    Total Distributions.................................................          (2,823)             (3,900)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
    Initial Public Offering of Shares (53,647,415 shares)...............         756,429                  --
    Offering Costs......................................................          (1,724)                 --
---------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting From Capital Share
     Transactions.......................................................         754,705                  --
---------------------------------------------------------------------------------------------------------------
    Total Increase......................................................         708,223              61,091
Net Assets:
    Beginning of Period.................................................             100             708,323
---------------------------------------------------------------------------------------------------------------
    End of Period (including distributions in excess of net investment
     income of U.S. $286 and U.S. $133, respectively)...................    U.S.$708,323        U.S.$769,414
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

*Commencement of operations

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                    PERIOD FROM
                                                                                  AUGUST 2, 1994*     YEAR ENDED
                                                                                  TO DECEMBER 31,    DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS:                                                    1994              1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................................     U.S.$ 14.10       U.S.$ 13.20
-------------------------------------------------------------------------------------------------------------------
Offering Costs..................................................................           (0.03)               --
-------------------------------------------------------------------------------------------------------------------
Net Investment Income...........................................................            0.05              0.05
Net Realized and Unrealized Gain (Loss) on Investments..........................           (0.87)             1.16
-------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations............................................           (0.82)             1.21
-------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.......................................................           (0.04)            (0.05)
    In Excess of Net Investment Income..........................................              --             (0.00)#
    In Excess of Net Realized Gain..............................................           (0.01)            (0.02)
-------------------------------------------------------------------------------------------------------------------
    Total Distributions.........................................................           (0.05)            (0.07)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................................................     U.S.$ 13.20       U.S.$ 14.34
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD...........................................     U.S.$ 12.25       U.S.$ 13.33
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value................................................................          (12.71)%            9.38%
    Net Asset Value (1).........................................................           (5.94)%            9.24%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)...........................................    U.S.$708,323      U.S.$769,414
-------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets.........................................            1.31%**           1.36%
Ratio of Net Investment Income to Average Net Assets............................            0.89%**           0.36%
Portfolio Turnover Rate.........................................................               2%               21%
-------------------------------------------------------------------------------------------------------------------
 *Commencement of Operations.
 **Annualized.
 #Amount is less than U.S.$0.01.

(1)Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested.
   This  percentage is  not an indication  of the performance  of a shareholder's  investment in the  Fund based on market value due to  differences between the  market price of  the stock and  the net asset  value of the  Fund.
  Note:  Current  period permanent  book-tax  differences, if  any,  are not  included  in the  calculation  of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

------------

    The Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund"), was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on August 2, 1994 pursuant to the initial public offering of 53,500,000 shares of Common Stock. An additional 147,415 shares of Common Stock were issued on August 24, 1994 to cover over-allotments. Prior to August 2, 1994 the Fund had no operations other than the issuance of 7,093 shares of Common Stock on July 14, 1994 to Morgan Stanley Asset Management Inc. (the "Adviser"). The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  SECURITY    VALUATION:        In   valuing    the    Fund's    assets,   all
    listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

   The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

   Distributions in excess of net investment income and accumulated net realized loss have been adjusted for current and prior period permanent book-tax differences. Current year adjustments arose principally from differing book-tax treatments for foreign currency transactions

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end.
    Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities and forward foreign currency contracts at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of gains and losses on securities and forward foreign currency contracts and due to the permanent differences described in note A-2.

B. Morgan Stanley Asset Management Inc. provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company (the "Administrator"), (formerly Mutual Funds Service Company, a wholly owned subsidiary of the United States Trust Company of New York), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out of pocket expenses by the Administrator. Effective September 1, 1995, The Chase Manhattan Bank, N.A. acts as custodian for the Fund's assets held in the United States. Prior to September 1, 1995, Mutual Funds Service Company and United States Trust Company of New York provided administrative and custodian services, respectively, to the Fund under the same terms, conditions and fees as stated above.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the year ended December 31, 1995, the Fund incurred International Custodian fees of $1,076,000 of which $114,000 was payable to the International Custodian at December 31, 1995. In addition, for the year ended December 31, 1995, the Fund has earned interest income of $3,000 and incurred interest expense of $9,000 on balances with the International Custodian.

E. For the year ended December 31, 1995, the Fund made purchases and sales totaling $199,303,000 and $140,673,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. The Fund incurred $151,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

At December 31, 1995, the U.S. Federal income tax cost basis of securities was $742,445,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $2,818,000 of which $59,756,000 related to appreciated securities and $56,938,000 related to depreciated securities. At December 31, 1995, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $12,396,000 available to offset future capital gains which will expire on December 31, 2003. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1995, the Fund expects to defer to January 1, 1996 for U.S. Federal income tax purposes, post-October currency losses of $197,000.

F. The Fund entered into an Agreement with a number of underwriters (the "Underwriters"), including Morgan Stanley & Co. Incorporated for the initial public offering of its shares and issued 53,647,415 shares in August 1994. The Fund has been advised that the total of underwriting discounts and placement commissions paid to the Underwriters relating to the initial public offering was $48,150,000.

G. In connection with its organization and initial public offering of shares, the Fund incurred $55,000 and $1,724,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five year period beginning August 2, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

H. At December 31, 1995, a significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.
I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Director's Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1995 totaled $11,000 and are included in Payable for Director's Fees and Expenses on the Statement of Net Assets.

J. During December 1995, the Board declared a distribution of $0.05 per share, derived from net investment income, payable on January 9, 1996, to shareholders of record on December 29, 1995.

--------------------------------------------------------------------------------

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
               U.S. AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
--------------------------------------------------------------------------------

                                                                    THREE MONTHS ENDED
                                          ----------------------------------------------------------------------
                                                                               SEPTEMBER 30,      DECEMBER 31,
                                           MARCH 31, 1995    JUNE 30, 1995          1995              1995
                                          ----------------  ----------------  ----------------  ----------------
                                                     PER               PER               PER               PER
                                           TOTAL    SHARE    TOTAL    SHARE    TOTAL    SHARE    TOTAL    SHARE
                                          --------  ------  --------  ------  --------  ------  --------  ------
Investment Income.......................  $  3,185  $0.06   $  3,978  $0.07   $  2,907  $0.05   $  2,242  $0.05
Net Investment Income...................  $    961  $0.02   $  1,660  $0.03   $    401  $0.01   $   (428) $(0.01)
Net Realized Loss and Change in
 Unrealized Appreciation/Depreciation...  $(22,702) $(0.42) $ 24,696  $0.46   $ 21,730  $0.40   $ 38,673  $0.72
Net Increase (Decrease) in Net Assets
 Resulting From Operations..............  $(21,741) $(0.40) $ 26,356  $0.49   $ 22,131  $0.41   $ 38,245  $0.71

----------------------------------------------------------------------------------------------------------------

                                                                      PERIOD FROM
                                                                    AUGUST 2, 1994*     THREE MONTHS
                                                                           TO              ENDED
                                                                     SEPTEMBER 30,      DECEMBER 31,
                                                                          1994              1994
                                                                    ----------------  ----------------
                                                                               PER               PER
                                                                     TOTAL    SHARE    TOTAL    SHARE
                                                                    --------  ------  --------  ------
Investment Income.......................                            $  3,146  $0.06   $  3,669  $0.07
Net Investment Income...................                            $  1,503  $0.03   $  1,255  $0.02
Net Realized Loss and Change in
 Unrealized Depreciation................                            $ (3,542) $(0.07) $(42,875) $(0.80)
Net Increase (Decrease) in Net Assets
 Resulting From Operations..............                            $ (2,039) $(0.04) $(41,620) $(0.78)

------------------------------------------------------------------------------------------------------

*Commencement of operations

The Fund may purchase shares of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable.
--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED):
For the year ended December 31, 1995, the Fund expects to pass through to its shareholders foreign tax credits of approximately $1,243,000.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of Morgan Stanley Asia-Pacific Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period August 2, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 9, 1996

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                           Morgan Stanley Asia-Pacific Fund, Inc.
                            American Stock Transfer & Trust Company
                            Dividend Reinvestment and Cash Purchase Plan
                            40 Wall Street
                            New York, NY 10003
                            1-800-278-4353